                                                                    Exhibit 3.10

    For Ministry Use Only                                                                  Ontario Corporation Number
A l`usage exclusif du ministere                                                         Numero de la compagnie en Ontario

           [LOGO] Ministry of                            Ministere dos Services                    1532559
                  Consumer and                           aux consommateure
           Ontario Business Services                     ot aux ontreprises
           CERTIFICATE                                   CERTIFICAT
           This is to certify that those articles        Ceci cortifio cue les pres???? status
           are effective on                              entrent on vigueur le


                                JULY 1 - JUILLET, 2002
           ------------------------------------------------------------------------------------

                                     /s/ [ILLEGIBLE]
                                 Director/Directrice
                 Business Corporations Act / Loi sur les societee par actions
--------------------------------------------------------------------------------------------------------------------------------
                                                ARTICLES OF AMALGAMATION
    Form 4                                          STATUTS DE FUSION
   Business
Corporations
    Act
                        1. The name of the amalgamated corporation is:     Denomination sociale de la compagnie issue de la fusion:

                        OPEN TEXT CORPORATRION
                        -------------------------------------------------------------------------------------------------------
  Formule               -------------------------------------------------------------------------------------------------------
  numero 4              -------------------------------------------------------------------------------------------------------
 Loi sur les            -------------------------------------------------------------------------------------------------------
  compagnies

                        2. The address of the registered office is:        Adresse du siege social:

                        185 Columbia Street West

                        ------------------------------------------------------------------------------------------------------------
                                       (Street & Number or R.R. Number & if Multi-Office Building give Room No.)
                            (Rue et numero, ou numero de la R.R. et s'il s'egit ????? e bureaux, numero du bureau)

                                                                                                                    ----------------
                        Regional Municipality of Waterloo                                                            N2L5Z5
                        ------------------------------------------------------------------------------------------------------------
                              Name of Municipality or Post Office)                                       (Postal Code / Code postal)
                         (Nom de la municipalite ou du bureau de poste)

                        3. Number (or minimum and maximum number) of       Nombre (ou nombres minimal et maximal)
                           directors is:                                   d'administrateurs:

                           A minimum of 3 and a maximum of 15

                        4. The director(s) is/are:                            Administrateur(s):                    Resident
                                                                                                                    Canadian
                        First Name, initials and surname        Address for service, giving Street & No. or         State
                        Prenom, initiales et nom de famille     R.R. No., Municipality and Postal code              Yes or No
                                                                Domicile elu, y compris le rue et le                Resident
                                                                numero, le numero de la R.R., ou le nom             Canadian
                                                                de la municipalite et le code postal                Oui/Non

                        ------------------------------------------------------------------------------------------------------------

                        P. Thomas Jenkins                       315 Bushwood Court                                  Yes
                                                                Waterloo, Ontario N2T 2E5

                        Rirchard Black                          38 Old Mill Road                                    Yes
                                                                Toronto, Ontario M6S 4J9

                        Stephpen Sadler                         14800 Yonge Street                                  Yes
                                                                Aurora, Ontario L4G 6S6

                        Randy Fowlie                            495 Foxhill Place                                   Yes
                                                                Waterloo, Ontario N2T 1X6

                        Ken Olisa                               18 Glemorgan Road, Hampton Wick                     No
                                                                Kingston-on-Tham, United Kingdom KTl 4MP
                        See 1 in Schedule

                                  Schedule 1/3


1.   a. Michael Slaunwhite
     b. 23 Davidson Drive
        Gloucester, Ontario KlJ 6L7
     c. Yes

     a. Paul Stoyan
     b. 127 Roslin Avenue
        Toronto, Ontario M4N 1Z3
     c. Yes

     a. John Shackleton
     b. 2 Brighton Place, Burridge
        Illinois 60521, USA
     c. No

           5.(A) The amalgamation agreement has been duly adopted by the shareholders of each of the amalgamating corporations as required by subsection 176 (4) of the Business Corporations Act on the date set out below.

             (A) Les actionnaires de chaque compagnie qui fusionne ont dument adopte la convention de fusion conformement au paragraphe 176(4) de la Loi sur les compagnies a la date mentionee ci-dessous.

                                           [_]

                                  --------------------
                                   Check        Cocher
                                   A or B       A ou B
                                  --------------------

                                           [X]

             (B) The amalgamation has been approved by the directors of each amalgamating corporation by a resolution as required by section 177 of the Business Corporations Act on the date set out below. The articles of amalgamation in substance contain the provisions of the articles of incorporation of

  Form 4
  Business   (B) Les administrateurs de chaque compagnie qui fusionne ont
Corporations     approuve la fusion par voie de resolution conformement a
    Act          l'article 177 de la Loi sur les compagnies a la date mentionnee ci-dessous. Les statuts de fusion reprennent essentiellement les dispositions des statuts constitutifs de

   Formule   Open Text Corporation
  numero 4   -------------------------------------------------------------------
Lo sur les   and are more particularly set out in these articles
compagnies
             et sont 6noncos textuellement aux prasents sfatufs.

                Names of amalgamating          Ontario Corporation Number     Date of Adoption/Approval
                corporations                   Numero de le compagnie en      Date d'edoption ou d'approbation
                Denomination sociale des       Onterio
                compagnies qui fusionnent
             -------------------------------------------------------------------------------------------------
             Open Text Corporation             1427821                        June 25, 2002




             Base4 Inc.                        1225933                        June 25, 2002




             Open Image Systems Inc.           1377394                        June 25, 2002

              6.  Restrictions, if any, on business the corporation may     Limites, s'il y a lieu, imposees aux activites
                  carry on or on powers the corporation may exercise.       commerciales ou aux pouvoirs de la compagnie.

    None.

   Form 4
  Business
Corporation
    Act


 Formule
 numero 4
Loi sur les
compagnies



              7.  The classes and any maximum number of shares that         Categories et nombre maximal, s'il y a lieu, d'actions
                  the corporation is authorized to issue:                   que la compagnie est autorisee a emettre:

                  The Corporation is authorized to issue an unlimited number of common shares and an unlimited number of First Preference Shares.

                                                                                                                                4
    8. Rights, privileges, restrictions and conditions (if any)    Droits, privileges, restrictions et conditions, s'll y a lieu,
       attaching to each class of shares and directors             rattaches a chaque categorie d'actions et pouvoirs des
       authority with respect to any class of shares which         administrateurs relatifs a chaque categorie d'actions qui
       may be issued in series:                                    peut etre emise en serie:

       See 2 in Schedule


   Form 4
  Business
Corporations
    Act


 Formule
 numero 4
Loi sur les
compagnies